UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934

Date of Report(Date of earliest event reported) December 31, 2004
                                               -----------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95196
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)


Item 2.02  Results of Operations and Financial Condition

     On January 31, 2005, SJW Corp. announced its financial results for the fourth quarter ended December 31, 2004. A copy of the press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.


Item 9.01  Financial Statement and Exhibits

     (c)  Exhibits

     Exhibit No.                Description
     ----------                 -----------
     99.1          Press Release issued by SJW Corp., dated
                   January 31, 2005, announced 4th quarter of
                   2004 Financial Results.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SJW Corp.
                                  -----------------------------


February 2, 2005                  /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


                              EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------
99.1               Press Release issued by SJW Corp., dated
                   January 31, 2005, announced 4th quarter of
                   2004 Financial Results.